Global Payments Reports First Quarter Earnings

Announces $100 Million Accelerated Share Repurchase Plan

Increases Fiscal 2014 EPS Outlook

ATLANTA, October 1, 2013 -- Global Payments Inc. (NYSE: GPN) today announced results for its fiscal first quarter ended August 31, 2013. The company delivered revenues of $629.7 million or 7% growth and cash earnings per share of $1.00 or 15% growth over prior year.

Chairman Paul R. Garcia said, “We delivered strong first quarter results reflecting solid performance in North America and Europe. We continue to focus on expanding our global market position and driving our strategic initiatives forward.”

First Quarter 2014 Summary

•	Revenues grew 7% to $629.7 million, compared to $590.3 million in the first quarter of fiscal 2013.

•	Cash diluted earnings per share grew 15% to $1.00, compared to $0.87 in the first quarter of fiscal 2013.

•	GAAP diluted earnings per share were $0.87, compared to $0.59 in the first quarter of 2013.

$100 Million Accelerated Share Repurchase
David E. Mangum, Senior Executive Vice President and CFO, stated, “We are pleased with our first quarter results and delighted to announce that we plan to enter into an accelerated share repurchase plan, demonstrating our commitment to executing share repurchases while continuing to drive organic growth and pursue acquisitions.”
Global Payments intends to enter into an accelerated share repurchase (ASR) plan this month to repurchase up to $100 million of the company’s common stock. The ASR is part of the Board authorized program to repurchase up to $250 million of the company’s common stock.

2014 Outlook
As a result of the ASR plan, the company has increased its full-year expectations for diluted earnings per share on a cash basis by five cents to a range of $3.98 to $4.05, or growth of 9% to 11% over fiscal 2013. Annual fiscal 2014 GAAP diluted earnings per share is now expected to be $3.40 to $3.47.
The company maintains its expectations for annual revenue of $2.51 billion to $2.56 billion, or 6% to 8% growth over fiscal 2013.

Conference Call
Global Payments will hold a conference call today, October 1, 2013 at 5:00 p.m. EDT to discuss financial results and business highlights. Callers may access the conference call via the investor relations page of the company’s website at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers in North America may dial 1-888-895-3550 and callers outside North America may dial 1-706-758-8809. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments website through October 15, 2013.

About Global Payments
Global Payments Inc. (NYSE: GPN) is a leading provider of electronic transaction processing services for merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout North America, South America, Europe and the Asia-Pacific region.  Global Payments, a Fortune 1000 company, offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management.  Visit www.globalpaymentsinc.com for more information about the company and its services.

This announcement and comments made by Global Payments' management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: the effect on our results of operations of continued security enhancements to our processing system; foreign currency risks which become increasingly relevant as we expand internationally; the effect of current domestic and worldwide economic conditions, including sovereign insolvency situations and a decline in the value of the U.S. dollar, and future performance and integration of acquisitions, and other risks detailed in our SEC filings, including the most recently filed Form 10-K. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

Investor contact: investor.relations@globalpay.com	Media contact: media.relations@globalpay.com
Jane Elliott	Amy Corn
770-829-8234	770-829-8755

SCHEDULE 1
GAAP CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended August 31,
	2013	2012	% Change
	(unaudited)
Revenues	$629,685	$590,287	6.7%

Operating expenses:
Cost of service	230,745	204,391	12.9%
Sales, general and administrative	291,556	281,419	3.6%
Processing system intrusion	—	23,989	(100)%
	522,301	509,799	2.5%

Operating income	107,384	80,488	33.4%

Other income (expense):
Interest and other income	3,338	1,983	68.3%
Interest and other expense	(7,879)	(3,545)	122.3%
	(4,541)	(1,562)	190.7%

Income before income taxes	102,843	78,926	30.3%
Provision for income taxes	(31,135)	(24,764)	25.7%
Net income	71,708	54,162	32.4%
Less: Net income attributable to noncontrolling interests, net of tax	(7,065)	(7,487)	(5.6)%
Net income attributable to Global Payments	$64,643	$46,675	38.5%

Earnings per share attributable to Global Payments:
Basic	$0.88	$0.59	49.2%
Diluted	$0.87	$0.59	47.5%

Weighted average shares outstanding:
Basic	73,765	78,604
Diluted	74,289	79,043

SCHEDULE 2
CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended August 31,
	2013	2012	% Change

Revenues	$629,685	$590,287	6.7%

Operating expenses:
Cost of service	215,773	193,005	11.8%
Sales, general and administrative	290,060	280,619	3.4%
	505,833	473,624	6.8%

Operating income	123,852	116,663	6.2%

Other income (expense):
Interest and other income	3,338	1,983	68.3%
Interest and other expense	(7,879)	(3,545)	122.3%
	(4,541)	(1,562)	190.7%

Income before income taxes	119,311	115,101	3.7%
Provision for income taxes	(36,686)	(36,553)	0.4%
Net income	82,625	78,548	5.2%
Less: Net income attributable to noncontrolling interests, net of tax	(8,436)	(9,752)	(13.5)%
Net income attributable to Global Payments	$74,189	$68,796	7.8%

Earnings per share attributable to Global Payments:
Basic	$1.01	$0.88	14.8%
Diluted	$1.00	$0.87	14.9%

Weighted average shares outstanding:
Basic	73,765	78,604
Diluted	74,289	79,043

See Schedule 6 for a reconciliation of cash earnings to GAAP.

SCHEDULE 3
SEGMENT INFORMATION
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended August 31,
	2013		2012		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings

Revenues:
United States	$363,833	$363,833	$345,898	$345,898	5.2%	5.2%
Canada	86,672	86,672	80,897	80,897	7.1%	7.1%
North America merchant services	450,505	450,505	426,795	426,795	5.6%	5.6%

Europe	143,188	143,188	128,465	128,465	11.5%	11.5%
Asia-Pacific	35,992	35,992	35,027	35,027	2.8%	2.8%
International merchant services	179,180	179,180	163,492	163,492	9.6%	9.6%

Total revenues	$629,685	$629,685	$590,287	$590,287	6.7%	6.7%

Operating income (loss) for segments:
North America merchant services	$69,699	$79,404	$67,217	$71,443	3.7%	11.1%
International merchant services	61,541	68,757	57,140	65,044	7.7%	5.7%
Corporate[1]	(23,856)	(24,309)	(43,869)	(19,824)	45.6%	(22.6)%
Operating income	$107,384	$123,852	$80,488	$116,663	33.4%	6.2%

1 GAAP and cash earnings include incremental security spend for the three months ended August 31, 2013. GAAP earnings for the three months ended August 31, 2012 include a data intrusion charge of $24.0 million.

See Schedule 7 for reconciliation of cash earnings segment information to GAAP.

SCHEDULE 4
CONSOLIDATED BALANCE SHEETS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except share data)

	August 31, 2013	May 31, 2013
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$725,887	$680,470
Accounts receivable, net of allowances for doubtful accounts of $518 and $509, respectively	188,633	189,435
Claims receivable, net of allowances for losses of $4,248 and $3,144, respectively	1,100	1,156
Settlement processing assets	611,602	259,204
Inventory	6,677	11,057
Deferred income taxes	6,317	6,485
Prepaid expenses and other current assets	49,852	66,685
Total current assets	1,590,068	1,214,492
Goodwill	1,047,578	1,044,222
Other intangible assets, net	387,234	400,848
Property and equipment, net	355,370	348,064
Deferred income taxes	96,646	95,178
Other	22,594	22,252
Total assets	$3,499,490	$3,125,056

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$328,487	$187,461
Current portion of long-term debt	72,228	72,335
Accounts payable and accrued liabilities	224,100	262,890
Settlement processing obligations	400,887	162,558
Income taxes payable	19,118	18,870
Total current liabilities	1,044,820	704,114
Long-term debt	1,000,383	891,134
Deferred income taxes	173,573	170,723
Other long-term liabilities	76,025	72,478
Total liabilities	2,294,801	1,838,449
Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 72,919,576 and 75,426,099 issued and outstanding at August 31, 2013 and May 31, 2013, respectively	—	—
Paid-in capital	166,848	202,396
Retained earnings	917,550	958,751
Accumulated other comprehensive income (loss)	(17,376)	(15,062)
Total Global Payments shareholders’ equity	1,067,022	1,146,085
Noncontrolling interest	137,667	140,522
Total equity	1,204,689	1,286,607
Total liabilities and equity	$3,499,490	$3,125,056

SCHEDULE 5
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended August 31,
	2013	2012
Cash flows from operating activities:
Net income	$71,708	$54,162
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization of property and equipment	13,981	12,670
Amortization of acquired intangibles	14,393	11,225
Share-based compensation expense	4,788	4,222
Provision for operating losses and bad debts	5,234	6,012
Deferred income taxes	5,784	10,273
Other, net	(1,891)	(941)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	802	3,087
Claims receivable	(3,864)	(3,272)
Settlement processing assets and obligations, net	(115,383)	(7,839)
Inventory	4,448	(2,992)
Prepaid expenses and other assets	16,772	(8,513)
Accounts payable and other accrued liabilities	(40,207)	(15,294)
Income taxes payable	248	5,827
Net cash provided by (used in) operating activities	(23,187)	68,627
Cash flows from investing activities:
Business, intangible and other asset acquisitions, net of cash acquired	—	(190)
Capital expenditures	(20,263)	(29,237)
Net decrease in financing receivables	665	740
Proceeds from sale of investment and contractual rights	990	—
Net cash used in investing activities	(18,608)	(28,687)
Cash flows from financing activities:
Net (payments) borrowings on short-term lines of credit	141,026	(6,137)
Proceeds from issuance of long-term debt	440,000	50,000
Principal payments under long-term debt	(331,515)	(30,080)
Proceeds from stock issued under employee stock plans	3,998	4,375
Common stock repurchased - share-based compensation plans	(4,604)	(6,348)
Repurchase of common stock	(143,700)	(3,249)
Tax benefit from employee share-based compensation	1,213	1,733
Distributions to noncontrolling interest	(12,482)	(2,733)
Dividends paid	(1,456)	(1,578)
Net cash provided by (used in) financing activities	92,480	5,983
Effect of exchange rate changes on cash	(5,268)	14,133
Increase in cash and cash equivalents	45,417	60,056
Cash and cash equivalents, beginning of the period	680,470	781,275
Cash and cash equivalents, end of the period	$725,887	$841,331

SCHEDULE 6
RECONCILIATION OF QUARTERLY CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended August 31, 2013
	GAAP	Processing System Intrusion	Other[1]	Cash Earnings Adjustments[2]	Cash Earnings
Revenues	$629,685	$—	$—	$—	$629,685
Operating expenses:
Cost of service	230,745	—	(579)	(14,393)	215,773
Sales, general and administrative	291,556	—	(1,496)	—	290,060
Processing system intrusion	—	—		—	—
	522,301	—	(2,075)	(14,393)	505,833
Operating income	107,384	—	2,075	14,393	123,852
Other income (expense):
Interest and other income	3,338	—	—	—	3,338
Interest and other expense	(7,879)	—	—	—	(7,879)
	(4,541)	—	—	—	(4,541)
Income before income taxes	102,843	—	2,075	14,393	119,311
Provision for income taxes	(31,135)	—	(789)	(4,762)	(36,686)
Net income	71,708	—	1,286	9,631	82,625
Less: Net income attributable to noncontrolling interests, net of tax	(7,065)	—	—	(1,371)	(8,436)
Net income attributable to Global Payments	$64,643	$—	$1,286	$8,260	$74,189
Diluted shares	74,289				74,289
Diluted earnings per share	$0.87	$—	$0.02	$0.11	$1.00

	Three Months Ended August 31, 2012
	GAAP	Processing System Intrusion	Other[1]	Cash Earnings Adjustments[2]	Cash Earnings

Revenues	$590,287	$—	$—	$—	$590,287
Operating expenses:
Cost of service	204,391	—	(161)	(11,225)	193,005
Sales, general and administrative	281,419	—	(800)	—	280,619
Processing System Intrusion	23,989	(23,989)	—	—	—
	509,799	(23,989)	(961)	(11,225)	473,624
Operating income	80,488	23,989	961	11,225	116,663
Other income (expense):
Interest and other income	1,983			—	1,983
Interest and other expense	(3,545)			—	(3,545)
	(1,562)	—	—	—	(1,562)
Income before income taxes	78,926	23,989	961	11,225	115,101
Benefit (provision) for income taxes	(24,764)	(8,279)	(150)	(3,360)	(36,553)
Net income	54,162	15,710	811	7,865	78,548
Less: Net income attributable to noncontrolling interests, net of tax	(7,487)	—	(741)	(1,524)	(9,752)
Net income attributable to Global Payments	$46,675	$15,710	$70	$6,341	$68,796
Diluted shares	79,043				79,043
Diluted earnings per share	$0.59	$0.20	$—	$0.08	$0.87

1 Represents one-time charges primarily related to employee termination benefits and resolution of a contract related contingency for the period ending August 31, 2013 and the prior year represents one-time charges primarily related to employee termination benefits and the net income attributable to our Asia-Pacific redeemable noncontrolling interest.

2Represents adjustments to cost of service to exclude acquisition intangible amortization expense from net income and the related income tax benefit.

We supplemented our reporting of income and the related earnings per share information determined in accordance with GAAP by reporting income and the related earnings per share for the three months ended August 31, 2013 and 2012 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated income and earnings per share on a cash basis by excluding costs related to the processing system intrusion, acquisition intangible amortization and one-time charges related to employee termination benefits and resolution of a contract related contingency. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income and earnings per share determined in accordance with GAAP. Our measures of income and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 7
RECONCILIATION OF CASH EARNINGS SEGMENT INFORMATION TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended August 31, 2013
	GAAP	Processing System Intrusion	Other[1]	Cash Earnings Adjustments[2]	Cash Earnings

Revenues:
United States	$363,833	$—	$—	$—	$363,833
Canada	86,672	—	—	—	86,672
North America merchant services	450,505	—	—	—	450,505

Europe	143,188	—	—	—	143,188
Asia-Pacific	35,992	—	—	—	35,992
International merchant services	179,180	—	—	—	179,180

Total revenues	$629,685	$—	$—	$—	$629,685

Operating income (loss) for segments:
North America merchant services	$69,699	$—	$2,518	$7,187	$79,404
International merchant services	61,541	—	10	7,206	68,757
Corporate	(23,856)	—	(453)	—	(24,309)
Operating income	$107,384	$—	$2,075	$14,393	$123,852

	Three Months Ended August 31, 2012
	GAAP	Processing System Intrusion	Other[1]	Cash Earnings Adjustments[2]	Cash Earnings

Revenues:
United States	$345,898	$—	$—	$—	$345,898
Canada	80,897	—	—	—	80,897
North America merchant services	426,795	—	—	—	426,795

Europe	128,465	—	—	—	128,465
Asia-Pacific	35,027	—	—	—	35,027
International merchant services	163,492	—	—	—	163,492

Total revenues	$590,287	$—	$—	$—	$590,287

Operating income (loss) for segments:
North America merchant services	$67,217	$—	$905	$3,321	$71,443
International merchant services	57,140	—	—	7,904	65,044
Corporate	(43,869)	23,989	56	—	(19,824)
Operating income	$80,488	$23,989	$961	$11,225	$116,663

1 Represents one-time charges primarily related to employee termination benefits and resolution of a contract related contingency for the period ending August 31, 2013 and the prior year represents one-time charges primarily related to employee termination benefits and the net income attributable to our Asia-Pacific redeemable noncontrolling interest.

2 Represents acquisition intangible amortization expense.

SCHEDULE 8
OUTLOOK SUMMARY
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In millions, except per share data)

	Fiscal 2013 Actual	Fiscal 2014 Outlook	% Change FY13

Revenue Outlook
Total Revenues	$2,376	$2,510 to $2,560	6% to 8%

EPS Outlook
Cash EPS	$3.65	$3.98 to $4.05	9% to 11%
Acquisition-related intangible assets, non-recurring items and processing system intrusion[1]	(0.89)	(0.58)	35%
GAAP Diluted EPS	$2.76	$3.40 to $3.47	23% to 26%

We supplemented our reporting of income and the related earnings per share information determined in accordance with GAAP by reporting income and the related earnings per share for the three months ended August 31, 2013 and 2012 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated income and earnings per share on a cash basis by excluding costs related to the processing system intrusion, acquisition intangible amortization and one-time charges related to employee termination benefits and resolution of a contract related contingency. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income and earnings per share determined in accordance with GAAP. Our measures of income and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.
1 Fiscal 2014 reflects $0.48 of acquisition-related intangibles and $0.10 of non-recurring items. Acquisition-related intangibles accounted and non-recurring items accounted for $0.57 in fiscal 2013 and processing intrusion cots were $0.32.